UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report — May 4, 2017

(Date of earliest event reported)

BEMIS COMPANY, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number 1-5277

Missouri	43-0178130
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

One Neenah Center, 4th Floor, P.O. Box 669, Neenah, Wisconsin  54957-0669

(Address of principal executive offices)

Registrant’s telephone number, including area code:   (920) 527-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07              Submission of Matters to a Vote of Security Holders.

The Bemis Company, Inc. 2017 Annual Meeting of Shareholders was held on May 4, 2017.  As of the record date for the Annual Meeting, there were 91,950,468 shares of common stock entitled to vote, of which the holders of 85,636,373 shares were represented in person or by proxy at the Annual Meeting.  The results of the items voted on at the Annual Meeting are set forth below:

1.              The shareholders elected ten director-nominees for a one-year term.  The vote was as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non- Votes
William F. Austen	74,416,799	357,560	10,862,014
Ronald J. Floto	74,064,295	710,064	10,862,014
Adele M. Gulfo	74,075,623	698,736	10,862,014
David S. Haffner	73,808,567	965,792	10,862,014
Timothy M. Manganello	74,039,156	735,203	10,862,014
William L. Mansfield	74,331,984	442,375	10,862,014
Arun Nayar	74,384,023	390,336	10,862,014
David T. Szczupak	74,217,405	556,954	10,862,014
Holly A. Van Deursen	74,111,775	662,584	10,862,014
Philip G. Weaver	74,156,342	618,017	10,862,014

2.              The shareholders voted to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year.  The vote was 83,290,866 for, 2,203,353 against, and 142,154 abstentions.  There were no broker non-votes.

3.              The shareholders voted, on an advisory basis, to approve the Company’s executive compensation.  The vote was 72,983,980 for, 1,472,556 against, and 317,823 abstentions.  There were 10,862,014 broker non-votes.

4.              The shareholders voted, on an advisory basis, in favor of a frequency of casting an advisory vote on the Company’s executive compensation on an annual basis.  The vote was 64,549,834 in favor of casting an advisory vote every year, 370,878 in favor of casting an advisory vote every two years, 9,671,362 in favor of casting an advisory vote every three years, and 182,285 abstentions.  There were 10,862,014 broker non-votes.

Bemis Company, Inc. has considered the shareholder vote regarding the frequency of future advisory votes on executive compensation and determined that it will hold an advisory vote on its executive compensation every year until such time as the shareholders express a preference for a less frequent vote or such vote is no longer required by law or regulation, whichever shall first occur.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BEMIS COMPANY, INC.

By	/s/ Michael B. Clauer
Michael B. Clauer, Senior Vice President and Chief Financial Officer

Date:	May 5, 2017